SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549


                                 Form 8-K


             Current Report Pursuant to Section 13 or 15(d) of
                        The Securities Act of 1934


    Date of Report (Date of earliest event reported) September 5, 2002


                      United Financial Mortgage Corp.
          (Exact name of registrant as specified in its charter)

                                 Illinois
                ---------------------------------------------
                (State or other jurisdiction of incorporation)

        600 Enterprise Drive, Suite 206, Oak Brook, Illinois 60523
                 (Address of principal executive offices)

   Registrant's telephone number, including area code: (630) 571-7222

                 ______________Not Applicable_____________
       (Former name or former address, if changed since last report.)



   Item 5.   Other Events

   On September 5, 2002 United Financial Mortgage Corp. (the "registrant") issued a press release regarding the announcement that the Company's common stock has been approved to be listed on the American Stock Exchange ("Amex[R]"). A copy of the press release is attached hereto as Exhibit 99.

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                   United Financial Mortgage Corporation

                                            /S/ Steve Y. Khoshabe
   September 5, 2002                        Vice President and
                                            Chief Financial Officer